Exhibit 23 a.


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the use in Amendment No. 1 to Form 10-SB of our report dated March 17, 2000 with respect to the financial statements of Rascals International, Inc. And Subsidiaries (the "Company") for the year ended December 31, 1999.


                                                    MOORE STEPHENS, P.C.
                                                    Certified Public Accountants



Cranford , New Jersey
December 2, 2001